UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: September 1, 2004
                        (Date of earliest event reported)

                           THOMAS & BETTS CORPORATION
             (Exact name of registrant as specified in its charter)

           Tennessee                                           1-4682
(State or Other Jurisdiction                         (Commission File Number)
      of Incorporation)

                                   22-1326940
                        (IRS Employer Identification No.)

     8155 T&B Boulevard
     Memphis, Tennessee                                         38125
    (Address of Principal                                    (ZIP Code)
     Executive Offices)

               Registrant's Telephone Number, Including Area Code:
                                 (901) 252-8000

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On September 1, 2004, the Company and T. Kevin Dunnigan extended their agreement for Mr. Dunnigan to be non-executive Chairman of the Board until December 31, 2005, on the same terms and conditions as the existing agreement. The agreement was previously scheduled to expire on December 31, 2004.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

      99    Press Release dated September 1, 2004.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Thomas & Betts Corporation
                                            (Registrant)

                                            By: /s/ J. N. Raines
                                                --------------------------------
                                                J. N. Raines
                                                Vice President - General Counsel
                                                and Secretary

Date: September 1, 2004

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                                  Exhibit Index

    Exhibit             Description of Exhibits
    -------             -----------------------

      99         Press Release dated September 1, 2004.